Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. ____12-16423 MM11
OPERATING REPORT NO. 20
	Debtor(s).	FOR THE MONTH ENDING:
July 31, 2014

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$2,567,707.38

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$2,514,484.74

3. BEGINNING BALANCE		$53,222.64

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$27,720.00
GENERAL SALES	$-
OTHER (SPECIFY) _Rental sublet_	$400.00
OTHER ** (SPECIFY) _Client trust acct/ other	$450,044.15

TOTAL RECEIPTS THIS PERIOD:		$478,164.15
5. BALANCE:		$531,386.79

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$359,058.67
TOTAL DISBURSEMENTS THIS PERIOD***:		$359,058.67

7. ENDING BALANCE:		$172,328.12

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,
_______________________________________San Diego, CA 92128_______________________________________

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$172,628.12
Restricted Cash	_____________
Accounts Receivable	$410,975.73
Inventory	$192,274.38
Notes Receivable	_____________
Prepaid Expenses	_____________
Other (Itemize)	_____________
Total Current Assets		$775,878.23

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(254,873.45)
Net Property, Plan, and Equipment		$-

Other Assets (Net of Amortization):
Due from Insiders	_____________
Other (Itemized) See page 12 disclosure attached	$47,262.90
Total Other Assets		$47,262.90

TOTAL ASSETS		$823,141.13

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$94,573.90
Taxes Payable	_____________
Notes Payable	_____________
Professional Fees	$471,156.45
Secured Debt	_____________
Other (Itemized) See page 12 disclosure attached	$176,921.52
Total Post-Petition Liabilities		$742,651.87

Pre-Petition Liabilities:
Secured Liabilities	$3,384,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$4,356,696.84

TOTAL LIABILITIES		$5,099,348.71

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$1,061,370.73
Direct Charges to Equity	_____________

TOTAL EQUITY		$(4,276,207.58)

TOTAL LIABILITIES & EQUITY		$823,141.13
		_____________

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$190,086.85	$3,917,686.76
Less: Returns/Discounts	(_____________)	(_____________)
Net Sales/Revenue	$190,086.85	$3,917,686.76

Cost of Goods Sold:
Beginning Inventory at cost	$193,966.42	$22,488.00
Purchases	$78,718.21	$981,729.70
Less: Ending Inventory at cost	$(192,274.38)	$(192,274.38)
Cost of Goods Sold (COGS)	$80,410.25	$811,943.32

Gross Profit	$109,676.60	$3,105,743.44

Other Operating Income (Itemize)	_____________	_____________

Operating Expenses:
Payroll - Insiders	$32,321.20	$614,195.79
Payroll - Other Employees	$7,606.34	$224,079.66
Payroll Taxes	$3,119.38	$65,660.11
Other Taxes (Itemize)	_____________	_____________
Depreciation and Amortization	$197.75	$38,758.89
Rent Expense - Real Property	$9,516.70	$183,161.70
Lease Expense - Personal Property	_____________	_____________
Insurance	$4,475.31	$103,497.65
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$3,502.29	$57,477.59
Repairs and Maintenance	_____________	_____________
Travel and Entertainment (Itemize) business meals and parking	$690.85	$11,213.04
Miscellaneous Operating Expenses (Itemize) see attached	$25,879.96	$204,132.29
Total Operating Expenses	$(87,309.78)	$(1,504,355.69)

Net Gain/(Loss) from Operations	$22,366.82	$1,601,387.75

Non-Operating Income:
Interest Income	_____________	_____________
Net Gain on Sale of Assets (Itemize)	_____________	_____________
Other (Itemize)	$292,500.00	$335,399.00
Total Non-Operating Income	$292,500.00	$335,399.00

Non-Operating Expense:
Interest Expense	$4,626.11	$88,329.58
Legal and Professional (Itemize)	$32,165.41	$787,086.44
Other (Itemize)	_____________	_____________
Total Non-Operating Expenses	$(36,791.52)	$(875,416.02)

NET INCOME/(LOSS)	$278,075.30	$1,061,370.73

(Attach exhibit listing all itemizations required above)